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Semi-Annual Report

November 30, 2001

MuniAssets
Fund, Inc.

www.mlim.ml.com

                             MuniAssets Fund, Inc.

Managed Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The
Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                        MuniAssets Fund, Inc., November 30, 2001

DEAR SHAREHOLDER

For the six months ended November 30, 2001, MuniAssets Fund, Inc. earned $0.387 per share income dividends, which included earned and unpaid dividends of $0.026. This represents a net annualized yield of 6.05%, based on a month-end net asset value of $12.75 per share. Over the same period, the Fund's total investment return was +1.79%, based on a change in per share net asset value from $12.96 to $12.75, and assuming reinvestment of $0.434 per share income dividends.

The Municipal Market Environment

Throughout most of the six-month period ended November 30, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were largely taken to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product was reported to have declined 1.1% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points (0.50%) immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 50 basis points during the month. Despite an additional decrease in its short-term interest rate target to 2% by the Federal Reserve Board in early November, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than was expected earlier this fall. Bond yields rose dramatically throughout most of November, as investors sold securities both to realize recent profits and in anticipation of an early reversal of Federal Reserve Board policy. By November 30, 2001, long-term US Treasury bond yields rose to approximately 5.30%, an increase of more than 40 basis points during the month. Over the last six months, however, the positive financial environment allowed US Treasury bond yields to decline more than 45 basis points.

The municipal bond market displayed a very similar pattern during the November period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. At October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of approximately 20 basis points during October. Similar to its taxable counterpart, during November, the long-term municipal bond market was also unable to maintain the improvements made in September and October. In addition to a weakening financial environment, increased new tax-exempt bond issuance during the month also put upward pressure on municipal bond yields. By the end of November 2001, long-term tax-exempt revenue bond yields rose to 5.40%, an increase of more than 15 basis points during the month. However, over the last six months tax-exempt bond yields declined approximately 20 basis points.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined below 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. Over the past six months, more than $145 billion in long-term tax-exempt bonds was issued, an increase of over 40% compared to the same period a year ago. During the November 2001 quarter, tax-exempt bond issuance remained sizable with more than $70 billion in long-term municipal bonds underwritten, an increase of more than 40% compared to the November 2000 quarter. Municipalities issued more than $27 billion in tax-exempt bonds during November 2001, an increase of 31% compared to November 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable


                                     2 & 3

                                        MuniAssets Fund, Inc., November 30, 2001

counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

The six-month period ended November 30, 2001 was characterized by a continuation in the recovery of the tax-exempt high-yield market as investor demand for the relative stability of fixed-income investments accelerated in response to deteriorating conditions in the equity markets. Furthermore, as yields available on municipal bonds at the upper end of the credit spectrum sank to levels that historically proved unsustainable, investors were willing to assume greater credit risk in pursuit of higher potential returns. The resulting contraction in credit spreads proved beneficial for shareholders of the Fund, as results for the period ended November 30, 2001 reflected a sharp improvement over the prior year.

Specifically, concentrations in health care related issues and tax-supported debt and utilities experienced some of the most significant rises in value so far in 2001. The health care sector bore the brunt of last year's liquidity collapse and stood to benefit most as attractive yields and a stabilizing credit outlook lured investors. Supported by low interest rates, the housing industry remains one of the more resilient sectors in the economy. Infrastructure-related tax-backed financing for residential development continues to provide attractive investment opportunities given the security provisions inherent in a transaction structure as well as the potential returns associated with project completion. Several of the portfolio's more recent purchases were within this sector and were primarily residential in scope. While selected issues for commercial projects were also added to the portfolio, the more cyclical nature of these ventures warrants a heightened degree of caution with respect to the investment process. Lastly, the utility sector remains a major component of the portfolio as investments in senior unsecured obligations of Tucson Electric Power Company and a variety of independent co-generation facilities have performed well in the current environment. Perhaps most notable are positions not held by the Fund such as debt of the troubled California investor-owned utilities and, more recently, that of Enron Corporation. The portfolio was negatively affected by its exposure to airline debt in the wake of the events of September 11, 2001. While the airline industry faces significant challenges in the coming months, the demonstrated resolve on the part of the US Government to provide financial assistance, coupled with the recent decline in fuel costs, should provide enough relief to weather these difficult times. Nevertheless, a shakeout of some sort appears inevitable as the weaker airlines either fail to survive or are acquired by those that remain more financially sound.

Our portfolio strategy remained largely unchanged as we sought to maintain a fully invested position in order to enhance the Fund's income distribution. Opportunities have begun to emerge recently as the recovery in bond prices has been decidedly uneven. By selectively engaging in swaps, it was possible to reallocate small portions of the portfolio in an effort to generate both additional income and price appreciation. Typically, the sale of existing holdings reflects our belief that the individual security in question has fulfilled its expected potential in terms of either credit improvement or relative valuation. In this manner, new investments offer the potential to enhance total return within the context of the Fund's stated objective of investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations.

In Conclusion

On November 19, 2001, the Fund acquired all of the net assets of Merrill Lynch High Income Municipal Bond Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 13,689,695 Common Stock shares of Merrill Lynch High Income Municipal Bond Fund, Inc. for 9,866,013 Common Stock shares of the Fund. At this time, we would like to welcome our new shareholders to MuniAssets Fund, Inc.

We appreciate your investment in the Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Theodore R. Jaeckel Jr.

Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager

January 3, 2002

PROXY RESULTS

During the six-month period ended November 30, 2001, MuniAssets Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at the shareholders' meeting on October 24, 2001. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------------------
                                                                Shares Voted  Shares Voted  Shares Voted  Broker/Dealer
                                                                     For         Against       Abstain      Non-Vote
-----------------------------------------------------------------------------------------------------------------------
1. To ratify the plan of reorganization between the Fund and
   Merrill Lynch High Income Municipal Bond Fund, Inc.           8,064,358       277,252       144,017     1,590,182
-----------------------------------------------------------------------------------------------------------------------

                                                                                    Shares Voted      Shares Withheld
                                                                                         For            From Voting
-----------------------------------------------------------------------------------------------------------------------
2. To elect the Fund's Directors:               Joe Grills                            9,878,279           197,530
                                                Robert S. Salomon, Jr.                9,881,987           193,822
-----------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                                        MuniAssets Fund, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                   S&P   Moody's   Face
STATE            Ratings Ratings  Amount    Issue                                                                            Value
===================================================================================================================================
Alabama--1.2%        B      NR*   $2,420    Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of America--
                                            Jefferson Smurfit Corp. Project), 8% due 4/01/2009                              $ 2,470
                     CCC    NR*    9,609    Mobile, Alabama, IDB, Solid Waste Disposal Revenue Refunding Bonds (Mobile
                                            Energy Services Co. Project), 6.95% due 1/01/2020 (b)                               589
===================================================================================================================================
Alaska--1.0%         NR*    NR*    1,620    Alaska Industrial Development and Export Authority Revenue Bonds (Williams
                                            Lynxs Alaska Cargoport), AMT, 7.80% due 5/01/2014                                 1,598
                     NR*    Baa1   1,000    Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Amerada Hess Pipeline
                                            Corporation), 6.10% due 2/01/2024                                                 1,007
===================================================================================================================================
Arizona--7.2%                               Coconino County, Arizona, Pollution Control Corporation, Revenue Refunding Bonds
                                            (Tucson Electric Power Navajo):
                     B+     Ba3    3,000       AMT, Series A, 7.125% due 10/01/2032                                           3,076
                     B+     Ba3    2,500       Series B, 7% due 10/01/2032                                                    2,555
                     BBB    Baa2   2,045    Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds (Catholic
                                            Healthcare West Project), Series A, 5% due 7/01/2021                              1,813
                     NR*    NR*    2,395    Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King Apartments
                                            Project), Sub-Series C, 9.50% due 11/01/2031                                      2,458
                     NR*    Caa2   7,600    Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds (America West
                                            Airlines Inc. Project), AMT, 6.30% due 4/01/2023                                  3,344
                     NR*    NR*    1,235    Pima County, Arizona, IDA, Industrial Revenue Bonds (La Hacienda Project),
                                            9.50% due 12/01/2016                                                              1,293
                     B+     Ba3    2,400    Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson Electric
                                            Power Company Project), Series C, 6% due 9/01/2029                                2,261
                     NR*    NR*    1,710    Show Low, Arizona, Improvement District No. 5, Special Assessment Bonds, 6.375%
                                            due 1/01/2015                                                                     1,785
===================================================================================================================================
California--2.5%     AAA    NR*    4,000    Los Angeles, California, Department of Water and Power, Electric Plant Revenue
                                            Bonds, RIB, Series 144, 9.23% due 6/15/2029 (a)(e)                                4,681
                     NR*    NR*    1,780    Pleasanton, California, Joint Powers Financing Authority, Revenue Refunding
                                            Bonds, Reassessment, Sub-Series B, 6.60% due 9/02/2008                            1,875
===================================================================================================================================
Colorado--7.2%       A      A2     2,000    Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D, 7.75%
                                            due 11/15/2013                                                                    2,446
                     NR*    NR*    3,000    Denver, Colorado, Urban Renewal Authority, Tax Increment and Allocation Bonds,
                                            AMT, 7.75% due 9/01/2017                                                          3,227
                     NR*    NR*    2,500    Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue Bonds
                                            (Pavilions), AMT, 7.75% due 9/01/2016                                             2,689
                                            Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee):
                     NR*    NR*    1,890      Series A, 7.10% due 9/01/2014                                                   1,860
                     NR*    NR*    2,095      Series A, 7.30% due 9/01/2022                                                   2,053
                     NR*    NR*    1,000      Series B, 7% due 9/01/2031                                                        989
                     NR*    NR*    2,360    Lincoln Park, Colorado, Metropolitan District, GO, Refunding,
                                            7.75% due 12/01/2026                                                              2,386
                     BB+    Ba1      855    Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                            First Tier, Sub-Series D, 7.125% due 6/15/2041                                      871
                                            San Miguel County, Colorado (Mountain Village Metropolitan District),
                                            GO, Refunding:
                     NR*    NR*    1,350      8.10% due 12/01/2002 (d)                                                        1,442
                     NR*    NR*      650      8.10% due 12/01/2011                                                              676
===================================================================================================================================
Connecticut--3.0%    NR*    NR*    3,490    Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC Project),
                                            AMT, 8% due 4/01/2030                                                             3,501
                     BBB    A3       200    Connecticut State Development Authority, PCR, Refunding (Connecticut Light
                                            and Power Company), Series A, 5.85% due 9/01/2028                                   204
                     BBB-   NR*    1,450    Mohegan Tribe Indians, Connecticut, Gaming Authority, Revenue Refunding
                                            Bonds (Priority Distribution), 6.25% due 1/01/2021                                1,446
                     NR*    B1     2,690    New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                            Corporation Project), 9.25% due 5/01/2017                                         2,762
===================================================================================================================================
Florida--6.0%        NR*    NR*      895    Arbor Greene Community Development District, Florida, Special Assessment
                                            Revenue Bonds, 7.60% due 5/01/2018                                                  953
                     NR*    NR*      940    Grand Haven Community Development District, Florida, Special Assessment Bonds,
                                            Series B, 6.90% due 5/01/2019                                                       957
                     NR*    NR*      500    Harbor Bay, Florida, Community Development District, Capital Improvement
                                            Special Assessment Revenue Bonds, Series A, 7% due 5/01/2033                        500
                     A-     Baa1   1,250    Highlands County, Florida, Health Facilities Authority Revenue Bonds
                                            (Adentist Health System/Sunbelt Obligated Group), Series A, 6% due 11/15/2031     1,258
                     NR*    NR*    2,000    Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                            (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                            1,631
                     NR*    NR*    2,350    Orlando, Florida, Urban Community Development District, Capital Improvement
                                            Special Assessment Bonds, Series A, 6.95% due 5/01/2033                           2,320
                     NR*    NR*    6,200    Parkway Center, Florida, Community Development District Special Assessment
                                            Refunding Bonds, Series B, 8% due 5/01/2010                                       6,063
                     A1     VMIG1@   900    Saint Lucie County, Florida, PCR, Refunding (Florida Power and Light
                                            Company Project), VRDN, 1.50% due 9/01/2028 (f)                                     900
                     NR*    NR*    1,000    Waterchase, Florida, Community Development District, Capital Improvement
                                            Revenue Bonds, Series A, 6.70% due 5/01/2032                                        999
===================================================================================================================================
Georgia--1.9%        NR*    NR*    3,000    Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station Project),
                                            7.90% due 12/01/2024                                                              2,953
                     NR*    NR*    1,840    Atlanta, Georgia, Urban Residential Finance Authority, M/F Mortgage
                                            Revenue Bonds (Northside Plaza Apartments Project), AMT,
                                            9.75% due 11/01/2020                                                              1,891
===================================================================================================================================
Idaho--0.4%          NR*    NR*    1,000    Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley Vista
                                            Care Corporation), Series A, 7.75% due 11/15/2016                                 1,021
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
EDA     Economic Development Authority
GO      General Obligation Bonds
IDA     Industrial Development Authority
IDB     Industrial Development Board
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
RIB     Residual Interest Bonds
VRDN    Variable Rate Demand Notes


                                     6 & 7

                                        MuniAssets Fund, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                   S&P   Moody's   Face
STATE            Ratings Ratings  Amount    Issue                                                                           Value
===================================================================================================================================
Illinois--7.1%       BB     Ba2   $4,000    Chicago, Illinois, O'Hare International Airport, Special Facility
                                            Revenue Refunding Bonds (American Airlines Inc. Project), 8.20%
                                            due 12/01/2024                                                                 $  4,018
                     NR*    NR*    3,195    Illinois Development Finance Authority, Primary Health Care Centers
                                            Facilities, Acquisition Program Revenue Bonds, 7.75% due 12/01/2016               3,454
                     NR*    NR*    1,515    Illinois Development Finance Authority, Revenue Bonds (Primary
                                            Health Care Centers Facilities Acquisition Program), 7.50%
                                            due 12/01/2006                                                                    1,590
                     NR*    NR*    2,000    Illinois Educational Facilities Authority, Revenue Refunding Bonds
                                            (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (d)                     2,485
                                            Illinois Health Facilities Authority Revenue Bonds:
                     BBB+   NR*    1,000      (Community Hospital of Ottawa Project), 6.75% due 8/15/2014                     1,039
                     BBB+   NR*    2,000      (Community Hospital of Ottawa Project), 6.85% due 8/15/2024                     2,041
                     NR*    Ba3    2,150      (Holy Cross Hospital Project), 6.70% due 3/01/2014                              1,804
                     A1     VMIG1@ 2,000    Illinois Health Facilities Authority, Revenue Refunding Bonds
                                            (University of Chicago Hospitals), VRDN, 1.50% due 8/01/2026 (c)(f)               2,000
===================================================================================================================================
Indiana--0.8%        NR*    NR*    2,000    Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club Project),
                                            Series B, 7.50% due 10/01/2029                                                    1,975
===================================================================================================================================
Iowa--1.1%           NR*    NR*    2,300    Iowa Finance Authority, Health Care Facilities Revenue Refunding Bonds
                                            (Care Initiatives Project), 9.25% due 7/01/2025                                   2,745
===================================================================================================================================
Kentucky--1.0%       NR*    NR*    2,850    Kenton County, Kentucky, Airport Board, Special Facilities Revenue Bonds
                                            (Mesaba Aviation Inc. Project), AMT, Series A, 6.70% due 7/01/2029                2,625
===================================================================================================================================
Louisiana--3.0%      BB-    NR*    7,500    Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                            Project), 7.50% due 7/01/2013                                                     7,683
===================================================================================================================================
Maryland--3.7%       NR*    NR*    1,930    Maryland State Economic Development Corporation, Revenue Refunding
                                            Bonds (Baltimore Association for Retarded Citizens--Health and Mental
                                            Hygiene Program), Series A, 7.75% due 3/01/2025                                   1,999
                     NR*    NR*    5,000    Maryland State Energy Financing Administration, Limited Obligation
                                            Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due 9/01/2019           5,242
                     A1+    VMIG1@   600    Maryland State Energy Financing Administration, Solid Waste Disposal
                                            Revenue Bonds (Cimenteries Project), AMT, VRDN, 1.60% due 5/01/2035 (f)             600
                     A-     Baa1   1,920    Maryland State Health and Higher Educational Facilities Authority,
                                            Revenue Refunding Bonds (Mercy Medical Center), 5.625% due 7/01/2031              1,888
===================================================================================================================================
Massachusetts--2.8%  NR*    NR*    2,007    Massachusetts State Health and Educational Facilities Authority Revenue
                                            Bonds (New England Memorial Hospital Project), Series C,
                                            7% due 4/01/2014 (b)                                                                187
                                            Massachusetts State Health and Educational Facilities Authority, Revenue
                                            Refunding Bonds:
                     NR*    Ba2    2,220      (Bay Cove Human Services Issue), Series A, 5.90% due 4/01/2028                  1,877
                     NR*    Ca     2,407      (New England Memorial Hospital), Series B, 6.125% due 7/01/2013 (b)               224
                     NR*    Aaa    4,345    Massachusetts State Industrial Finance Agency, Revenue Refunding Bonds
                                            (Bay Cove Human Services Inc.), 8.375% due 4/01/2004 (d)                          4,845
===================================================================================================================================
Minnesota--0.3%      A1+    NR*      900    Beltrami County, Minnesota, Environmental Control Revenue Bonds
                                            (Northwood Panelboard Co. Project), VRDN, AMT, 1.55% due 7/01/2025 (f)              900
===================================================================================================================================
Missouri--0.8%                              Fenton, Missouri, Tax Increment Revenue Refunding and Improvement Bonds
                                            (Gravois Bluffs):
                     NR*    NR*      990      6.75% due 10/01/2015                                                            1,031
                     NR*    NR*    1,000      7% due 10/01/2021                                                               1,049
===================================================================================================================================
Nevada--0.9%         BBB    Baa2   2,500    Henderson, Nevada, Health Care Facility Revenue Bonds (Catholic
                                            Healthcare West--Saint Rose Dominican Hospital), 5.375% due 7/01/2026             2,256
===================================================================================================================================
New Jersey--14.4%                           Camden County, New Jersey, Improvement Authority, Lease
                                            Revenue Bonds (Holt Hauling & Warehousing), AMT, Series A (b):
                     NR*    NR*    5,600      9.625% due 1/01/2011                                                            5,208
                     NR*    NR*    5,800      9.875% due 1/01/2021                                                            5,394
                     CCC    B2     1,700    Camden County, New Jersey, Pollution Control Financing Authority, Solid
                                            Waste Resource Recovery Revenue Bonds, Series D, 7.25% due 12/01/2010             1,678
                                            Camden County, New Jersey, Pollution Control Financing Authority, Solid
                                            Waste Resource Recovery Revenue Refunding Bonds, AMT:
                     CCC    B2     9,000      Series A, 7.50% due 12/01/2010                                                  8,708
                     CCC    B2       500      Series B, 7.50% due 12/01/2009                                                    484
                     NR*    NR*    2,000    New Jersey EDA, Economic Development Revenue Bonds (Glimcher
                                            Properties LP Project), AMT, 6% due 11/01/2028                                    1,930
                     NR*    Ba2    2,500    New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                            7% due 10/01/2014                                                                 2,520
                     NR*    NR*    5,800    New Jersey EDA, Retirement Community Revenue Bonds (Seabrook Village
                                            Inc.), Series A, 8.125% due 11/15/2023                                            6,098
                     BB-    B2     2,000    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                            Inc. Project), AMT, 6.25% due 9/15/2019                                           1,606
                                            New Jersey Health Care Facilities Financing Authority, Revenue
                                            Refunding Bonds (Trinitas Hospital Obligation Group):
                     BBB-   Baa3   2,000      7.375% due 7/01/2015                                                            2,169
                     BBB-   Baa3   1,500      7.40% due 7/01/2020                                                             1,608
===================================================================================================================================
New Mexico--0.4%     B+     Ba3    1,000    Farmington, New Mexico, PCR, Refunding (Tucson Electric Power Co.--
                                            San Juan Project), Series A, 6.95% due 10/01/2020                                 1,022
===================================================================================================================================
New York--2.2%                              Utica, New York, GO, Public Improvement Bonds:
                     BB     Ba1      700      9.25% due 8/15/2002                                                               718
                     BB     Ba1      700      9.25% due 8/15/2003                                                               741
                     BB     Ba1      635      8.50% due 8/15/2006 (d)                                                           787
                     BB     Ba1      635      8.50% due 8/15/2006 (d)                                                           787
                     BB     Ba1      500      8.50% due 8/15/2006 (d)                                                           619
                     BB     Ba1      500      8.50% due 8/15/2006 (d)                                                           619
                     BB     Ba1      500      8.50% due 8/15/2006 (d)                                                           619
                     BB     Ba1      500      8.50% due 8/15/2006 (d)                                                           619
                     BB     Ba1      250      8.50% due 8/15/2006 (d)                                                           310
===================================================================================================================================


                                     8 & 9

                                        MuniAssets Fund, Inc., November 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                   S&P   Moody's    Face
STATE            Ratings Ratings   Amount    Issue                                                                           Value
===================================================================================================================================
North Carolina--1.1% BBB    Baa3  $   350    North Carolina Eastern Municipal Power Agency, Power System Revenue
                                             Refunding Bonds, Series A, 5.75% due 1/01/2026                                $    344
                     NR*    NR*     2,400    North Carolina Medical Care Commission, Health Care Facilities, First
                                             Mortgage Revenue Refunding Bonds (Presbyterian Homes Project),
                                             7% due 10/01/2031                                                                2,511
===================================================================================================================================
Ohio--0.9%           BB-    B2      3,365    Cleveland, Ohio, Airport Special Revenue Refunding Bonds (Continental
                                             Airlines Inc. Project), AMT, 5.70% due 12/01/2019                                2,350
===================================================================================================================================
Oregon--2.8%         NR*    NR*     1,630    Klamath Falls, Oregon, Electric Revenue Refunding Bonds (Klamath
                                             Cogeneration Project), Senior Lien, 6% due 1/01/2025                             1,612
                                             Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                             (Wauna Cogeneration Project):
                     NR*    NR*     1,000      AMT, Series B, 7.40% due 1/01/2016                                             1,025
                     NR*    NR*       700      Series A, 7.125% due 1/01/2021                                                   706
                     B      NR*     3,955    Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint Corporation
                                             Project), 8% due 12/01/2003                                                      4,049
===================================================================================================================================
Pennsylvania--8.0%   NR*    Ba2     2,500    Lehigh County, Pennsylvania, General Purpose Authority, Revenue Refunding
                                             Bonds (Kidspeace Obligation Group), 6% due 11/01/2023                            2,184
                     NR*    NR*     3,250    Pennsylvania Economic Development Financing Authority, Exempt Facilities
                                             Revenue Bonds (National Gypsum Company), AMT, Series A, 6.25% due 11/01/2027     2,367
                     AAA    NR*     1,455    Pennsylvania State Higher Educational Facilities Authority, College and
                                             University Revenue Refunding Bonds (Eastern College), Series A,
                                             8% due 10/15/2006 (d)                                                            1,767
                     NR*    NR*     9,000    Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                             AMT, 7.75% due 12/01/2017                                                        9,350
                     NR*    NR*     5,750    Philadelphia, Pennsylvania, Authority for Industrial Development, Health
                                             Care Facility Revenue Refunding Bonds (Paul's Run), Series A,
                                             5.875% due 5/15/2028                                                             5,127
===================================================================================================================================
South Carolina--1.9% BBB    NR*     3,500    South Carolina Jobs, EDA, Economic Development Revenue Bonds (Westminster
                                             Presbyterian Center), 7.75% due 11/15/2030                                       3,886
                     BBB-   NR*     1,000    South Carolina Jobs EDA Revenue Bonds (Myrtle Beach Convention Center),
                                             Series A, 6.625% due 4/01/2036                                                   1,002
===================================================================================================================================
Texas--2.2%          BBB-   Baa3    1,000    Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises
                                             Inc.), First Tier, Series A, 6.70% due 1/01/2028                                 1,017
                                             Harris County, Texas, Health Facilities Development Corporation, Hospital
                                             Revenue Refunding Bonds (Methodist Hospital), VRDN (f):
                     A1+    NR*        30      1.45% due 12/01/2025                                                              30
                     A1+    NR*       100      1.45% due 12/01/2026                                                             100
                     BBB+   Baa2    4,500    Lower Colorado River Authority, Texas, PCR (Samsung Austin Semiconductor),
                                             AMT, 6.375% due 4/01/2027                                                        4,522
===================================================================================================================================
Utah--0.7%           NR*    NR*     1,660    Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds (Laidlaw
                                             Environmental), AMT, Series A, 7.45% due 7/01/2017                               1,699
                     NR*    NR*     3,200    Tooele County, Utah, PCR, Refunding (Laidlaw Environmental), AMT, Series A,
                                             7.55% due 7/01/2027 (b)                                                             23
===================================================================================================================================
Vermont--1.8%        NR*    NR*     4,350    Vermont Educational and Health Buildings Financing Agency Revenue Refunding
                                             Bonds (College of Saint Joseph Project), 8.50% due 11/01/2024                    4,744
===================================================================================================================================
Virginia--8.4%       NR*    NR*     1,500    Dulles Town Center, Virginia, Community Development Authority, Special
                                             Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026                 1,472
                     NR*    NR*     7,635    Peninsula Ports Authority, Virginia, Revenue Refunding Bonds (Port
                                             Facility--Zeigler Coal), 6.90% due 5/02/2022 (b)                                 4,715
                                             Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                             Exempt-Facility, AMT, Series A:
                     NR*    NR*     3,700      7.50% due 1/01/2014                                                            3,656
                     NR*    NR*     1,000      7.55% due 1/01/2019                                                              986
                                             Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds, Capital
                                             Appreciation:
                     NR*    Ba1     5,500      First Tier, Sub-Series C, 6.25%** due 8/15/2027                                  451
                     NR*    Ba1     6,200      First Tier, Sub-Series C, 6.25%** due 8/15/2032                                  312
                     NR*    Ba1     9,000      First Tier, Sub-Series C, 6.25%** due 8/15/2035                                  339
                     BBB-   Baa3   48,400      Senior Series B, 5.95%** due 8/15/2031                                         5,099
                     BBB-   Baa3   48,400      Senior Series B, 5.95%** due 8/15/2032                                         4,728
===================================================================================================================================
Washington--0.6%     NR*    NR*     1,900    Port Seattle, Washington, Special Facilities Revenue Bonds (Northwest
                                             Airlines Project), AMT, 7.25% due 4/01/2030                                      1,505
===================================================================================================================================
Wisconsin--0.8%      NR*    NR*     2,000    Wisconsin State Health and Educational Facilities Authority Revenue Bonds
                                             (Oakwood Village Project), Series A, 7.625% due 8/15/2030                        2,047
===================================================================================================================================
                     Total Investments (Cost--$279,040)--98.1%                                                              254,329

                     Other Assets Less Liabilities--1.9%                                                                      4,857
                                                                                                                           --------
                     Net Assets--100.0%                                                                                    $259,186
                                                                                                                           ========
===================================================================================================================================

(a)   FSA Insured.
(b)   Non-income producing security.
(c)   MBIA Insured.
(d)   Prerefunded.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2001.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at
      November 30, 2001.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  +   Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.


                                    10 & 11

                                        MuniAssets Fund, Inc., November 30, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                 As of November 30, 2001
=============================================================================================================
Assets:          Investments, at value (identified cost--$279,040,087) .......                  $ 254,329,420
                 Cash ........................................................                        708,050
                 Receivables:
                   Interest ..................................................   $  4,536,896
                   Securities sold ...........................................      2,101,500       6,638,396
                                                                                 ------------
                 Prepaid expenses and other assets ...........................                         11,082
                                                                                                -------------
                 Total assets ................................................                    261,686,948
                                                                                                -------------
=============================================================================================================
Liabilities:     Payables:
                   Securities purchased ......................................      1,881,098
                   Reorganization cost .......................................        283,695
                   Investment adviser ........................................        129,331
                   Dividends to shareholders .................................        112,755
                   Administration ............................................         12,174       2,419,053
                                                                                 ------------
                 Accrued expenses and other liabilities ......................                         82,004
                                                                                                -------------
                 Total liabilities ...........................................                      2,501,057
                                                                                                -------------
=============================================================================================================
Net Assets:      Net assets ..................................................                  $ 259,185,891
                                                                                                =============
=============================================================================================================
Capital:         Common Stock, par value $.10 per share; 200,000,000 shares
                 authorized; 20,333,906 shares issued and outstanding ........                  $   2,033,391
                 Paid-in capital in excess of par ............................                    297,863,505
                 Undistributed investment income--net ........................                        613,589
                 Accumulated realized capital losses on investments--net .....                    (16,613,927)
                 Unrealized depreciation on investments--net .................                    (24,710,667)
                                                                                                -------------
                 Total capital--Equivalent to $12.75 net asset value per share
                 of Common Stock (market price--$11.83) ......................                  $ 259,185,891
                                                                                                =============
=============================================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS

                    For the Six Months Ended November 30, 2001
===================================================================================================
Investment          Interest ............................................              $  4,998,077
Income:
===================================================================================================
Expenses:           Investment advisory fees ............................   $406,811
                    Reorganization expenses .............................    123,958
                    Professional fees ...................................     36,830
                    Accounting services .................................     36,265
                    Directors' fees and expenses ........................     17,788
                    Transfer agent fees .................................     17,325
                    Listing fees ........................................     16,588
                    Printing and shareholder reports ....................     16,214
                    Custodian fees ......................................      8,542
                    Pricing fees ........................................      5,345
                    Other ...............................................      7,810
                                                                            --------
                    Total expenses ......................................                   693,476
                                                                                       ------------
                    Investment income--net ..............................                 4,304,601
                                                                                       ------------
===================================================================================================
Realized &          Realized loss on investments--net ...................                  (375,050)
Unrealized          Change in unrealized depreciation on investments--net                (1,518,784)
Loss on                                                                                ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations               $  2,410,767
                                                                                       ============
===================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                                        MuniAssets Fund, Inc., November 30, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Six        For the
                                                                                                 Months Ended     Year Ended
                                                                                                 November 30,       May 31,
                  Increase (Decrease) in Net Assets:                                                 2001            2001
==============================================================================================================================
Operations:       Investment income--net ....................................................   $   4,304,601    $   8,671,386
                  Realized loss on investments--net .........................................        (375,050)      (2,286,735)
                  Change in unrealized depreciation on investments--net .....................      (1,518,784)       4,301,686
                                                                                                -------------    -------------
                  Net increase in net assets resulting from operations ......................       2,410,767       10,686,337
                                                                                                -------------    -------------
==============================================================================================================================
Dividends to      Dividends to shareholders from investment income--net .....................      (4,536,475)      (8,588,342)
Shareholders:                                                                                   -------------    -------------
==============================================================================================================================
Common Stock      Proceeds from issuance of Common Stock resulting from reorganization ......     125,685,331               --
Transactions:     Value of shares issued to Common Stock shareholders in reinvested dividends         177,783          285,115
                                                                                                -------------    -------------
                  Net increase in net assets derived from capital share transaction .........     125,863,114          285,115
                                                                                                -------------    -------------
==============================================================================================================================
Net Assets:       Total increase in net assets ..............................................     123,737,406        2,383,110
                  Beginning of period .......................................................     135,448,485      133,065,375
                                                                                                -------------    -------------
                  End of period* ............................................................   $ 259,185,891    $ 135,448,485
                                                                                                =============    =============
==============================================================================================================================
                 *Undistributed investment income--net ......................................   $     613,589    $     845,463
                                                                                                =============    =============
==============================================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                              For the
                  The following per share data and ratios have been derived  Six Months
                  from information provided in the financial statements.       Ended             For the Year Ended May 31,
                                                                              Nov. 30,    -----------------------------------------
                  Increase (Decrease) in Net Asset Value:                       2001        2001       2000       1999       1998
===================================================================================================================================
Per Share         Net asset value, beginning of period ....................   $  12.96    $  12.76   $  14.46   $  14.77   $  14.16
Operating                                                                     --------    --------   --------   --------   --------
Performance:        Investment income--net ................................        .38         .83        .80        .83        .84
                    Realized and unrealized gain (loss)
                    on investments--net ...................................       (.16)        .19      (1.69)      (.32)       .62
                                                                              --------    --------   --------   --------   --------
                  Total from investment operations ........................        .22        1.02       (.89)       .51       1.46
                                                                              --------    --------   --------   --------   --------
                  Less dividends from investment income--net ..............       (.43)       (.82)      (.81)      (.82)      (.85)
                                                                              --------    --------   --------   --------   --------
                  Net asset value, end of period ..........................   $  12.75    $  12.96   $  12.76   $  14.46   $  14.77
                                                                              ========    ========   ========   ========   ========
                  Market price per share, end of period ...................   $  11.83    $  13.00   $11.1875   $  13.00   $  13.75
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Total Investment  Based on net asset value per share ......................      1.79%+      8.58%     (5.45%)     3.74%     10.87%
Return:**                                                                     ========    ========   ========   ========   ========
                  Based on market price per share .........................     (5.85%)+    24.22%     (7.79%)      .19%     15.76%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Average           Expenses, excluding reorganization expenses .............       .77%*       .76%       .74%       .72%       .75%
Net Assets:                                                                   ========    ========   ========   ========   ========
                  Expenses ................................................       .94%*       .76%       .74%       .72%       .75%
                                                                              ========    ========   ========   ========   ========
                  Investment income--net ..................................      5.81%*      6.44%      5.96%      5.66%      5.75%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================
Supplemental      Net assets, end of period (in thousands) ................   $259,186    $135,448   $133,065   $150,883   $153,947
Data:                                                                         ========    ========   ========   ========   ========
                  Portfolio turnover ......................................     10.72%      17.11%     32.38%     40.57%     36.39%
                                                                              ========    ========   ========   ========   ========
===================================================================================================================================

 *    Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
 +    Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on


                                    14 & 15

                                        MuniAssets Fund, Inc., November 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .55% based upon the average weekly value of the Fund's net assets.

For the six months ended November 30, 2001, the Fund reimbursed FAM $4,239 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2001 were $16,032,310 and $17,093,787, respectively.

Net realized losses for the six months ended November 30, 2001 and net unrealized losses as of November 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                  Losses              Losses
--------------------------------------------------------------------------------
Long-term investments .................         $(375,050)         $(24,710,667)
                                                ---------          ------------
Total .................................         $(375,050)         $(24,710,667)
                                                =========          ============
--------------------------------------------------------------------------------

As of November 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $24,710,667, of which $9,601,145 related to appreciated securities and $34,311,812 related to depreciated securities. The aggregate cost of investments at November 30, 2001 for Federal income tax purposes was $279,040,087.

4. Common Stock Transactions:

At November 30, 2001, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized. Shares issued and outstanding during the six months ended November 30, 2001 increased by 9,866,013 as a result of reorganization and 13,534 as a result of dividend reinvestment and during the year ended May 31, 2001 increased by 22,168 as a result of dividend reinvestment.

5. Capital Loss Carryforward:

At May 31, 2001, the Fund had a net capital loss carryforward of approximately $4,941,000, of which $1,047,000 expires in 2004, $2,037,000 expires in 2008 and
$1,857,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

6. Reorganization Plan:

On November 19, 2001, the Fund acquired all of the net assets of Merrill Lynch High Income Municipal Bond Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 13,689,695 Common Stock shares of Merrill Lynch High Income Municipal Bond Fund, Inc. for 9,866,013 Common Stock shares of the Fund. Merrill Lynch High Income Municipal Bond Fund, Inc.'s net assets on that date of $125,685,331, including $15,049,801 of net unrealized depreciation and $9,123,992 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets of the Fund immediately after the acquisition amounted to $259,037,987.

7. Subsequent Event:

On December 6, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.025755 per share, payable on December 28, 2001 to shareholders of record as of December 20, 2001.

IMPORTANT TAX INFORMATION

On November 19, 2001 Merrill Lynch High Income Municipal Bond Fund, Inc. merged into MuniAssets Fund, Inc.

All of the net investment income distributions paid by Merrill Lynch High Income Municipal Bond Fund, Inc. during the taxable period ended November 19, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


                                    16 & 17

                                        MuniAssets Fund, Inc., November 30, 2001

QUALITY PROFILE

The quality ratings of securities in the Fund as of November 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ........................................................        4.3%
A/A ............................................................        2.2
BBB/Baa ........................................................       13.1
BB/Ba ..........................................................       15.7
B/B ............................................................        7.8
CC/Ca ..........................................................        0.1
CCC/Caa ........................................................        1.5
NR (Not Rated) .................................................       51.6
Other* .........................................................        1.8
--------------------------------------------------------------------------------
* Temporary investments in short-term municipal securities.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Walter Mintz, Director and Vincent R. Giordano, Senior Vice President of MuniAssets Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. Mintz and Giordano well in their retirements.

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street, 22W
New York, NY 10286

NYSE Symbol

MUA


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[LOGO] Merrill Lynch  Investment Managers

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MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniAssets
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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